UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

LODE-STAR MINING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53676 (Commission File Number)	47-4347638 (I.R.S. Employer Identification No.)

1 East Liberty Street, Suite 600 Reno, NV (Address of principal executive offices)	89501 (Zip Code)

Registrant’s telephone number, including area code: (775) 234-5443

(Former name or former address, if changed since last report)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2021, Lode-Star Mining Inc., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Sapir Pharmaceuticals, Inc., a Delaware corporation (“Sapir”), pursuant to which the Company purchased from Sapir all of its assets used in connection with the proprietary stabilized formulation of the Epigallocatechin-gallate (EGCG) molecule for further pharmaceutical development (the “Business”). The closing of the transaction occurred simultaneous with the execution and delivery of the Purchase Agreement on December 28, 2021.

The purchase price for the Business paid by the Company was the issuance to Sapir of one million shares of Series A Convertible Preferred Stock (the “Preferred Stock”), valued at a price of $1.00 per share. The Preferred Stock is convertible to shares of the common stock of the Company at a conversion rate of 450 shares of Preferred Stock to each share of common stock. Each share of the Preferred Stock entitles Sapir to 450 votes for each share of stock. Any amendment to the Certificate of Designation designating the rights and preferences of the Preferred Stock requires the consent of the holders of at least two-thirds of the shares of Preferred Stock then outstanding.

Pursuant to the terms of the Purchase Agreement, Sapir, as the holder of the Preferred Stock, agreed that until December 28, 2022, without the prior written consent of the holders of a majority of the common stock of the Company issued and outstanding immediately prior to the closing, it will not (i) cause the Company to effect more than one reverse stock split; (ii) issue any additional shares of Preferred Stock or rights to acquire the same or (iii) create any new series of preferred stock.

At the closing, the parties also executed and delivered a royalty agreement (the “Royalty Agreement”) pursuant to which the Company shall pay Sapir a royalty equal to five percent (5%) of the gross revenues realized from licenses or products generated or derived from the Business, including all license and/or sublicense fees, development and/or research fees, grants, joint ventures and other royalty payments received directly or indirectly by the Company. The royalty is due each quarter commencing when the Company first receives revenues generated by the Business. The royalty is to be paid for 5 years from the first date that initial proceeds are received by the Company directly or indirectly from the Business, and is automatically extended for a single additional 5-year period unless terminated in accordance with the terms of the Royalty Agreement.

The foregoing descriptions of the Purchase Agreement, the Royalty Agreement and the Preferred Stock are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the Preferred Stock was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering. At the time of their issuance, the Preferred Stock was deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 7.01	Regulation FD Disclosure.

On December 30, 2021, the Company issued a press release announcing the acquisition of the Business from Sapir. The press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect our operations, financial performance, and other factors as discussed in our filings with SEC. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

4.1	Certificate of Designation of Series A Convertible Preferred Stock

10.1	Asset Purchase Agreement, dated December 28, 2021, by and between Lode-Star Mining Inc. and Sapir Pharmaceuticals Inc.

10.2	Royalty Agreement, dated December 28, 2021, by and between Lode-Star Mining Inc. and Sapir Pharmaceuticals Inc.

99.1	Press release, dated December 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LODE-STAR MINING INC.

Date: December 30, 2021	By:	/s/ Mark Walmesley
	Name:	Mark Walmesley
	Title:	President, Chief Executive Officer and Chief Financial Officer